Rule 424(b)(3)
333-13164


Exhibit A to Deposit
Agreement



EFFECTIVE JUNE 18, 2003, THE
NOMINAL VALUE OF THE
COMPANY HAS
CHANGED FROM EUR 5 TO EUR 1





AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents one-half
of one deposited Share)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF THE
NOMINAL VALUE OF 5 Euros EACH
OF
GENESYS S.A.
(INCORPORATED UNDER THE
LAWS OF THE REPUBLIC OF
FRANCE)

            The Bank of New
York as depositary
(hereinafter called the
Depositary), hereby certifies
that ____________
_____________________________
_________, or registered
assigns, IS THE OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited
ordinary shares, nominal
value 5 each Euros (herein
called Shares), of GENESYS
S.A., organized under the
laws of The Republic of
France (herein called the
Company).  At the date
hereof, each American
Depositary Share represents
one-half of one Share
deposited or subject to
deposit under the Deposit
Agreement at the designated
offices of one or more of
Paribas, 12 Boulevard de la
Madeleine, 75009 Paris,
France, Banque Worms, 45
Boulevard Haussmann, 75009
Paris, France, and Societe
Generale, 32, Rue Du Champ de
Tir, Nantes, France
(collectively called the
Custodian).  The Depositary's
Corporate Trust Office is
located at a different
address than its principal
executive office.  Its
Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y. 10286,
and its principal executive
office is located at One Wall
Street, New York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286


            1.	THE DEPOSIT
AGREEMENT.

            This American
Depositary Receipt is one of
an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
deposit agreement, dated as
of February 12, 2001 (as the
same may be amended from time
to time, the "Deposit
Agreement"), by and among the
Company, the Depositary, and
all Owners and Beneficial
Owners from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt or any interest
therein agrees to become a
party thereto and become
bound by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time
to time received in respect
of such Shares and held
thereunder (such Shares,
securities, property, and
cash are herein called
Deposited Securities).
Copies of the Deposit
Agreement are on file at the
Depositary's Corporate Trust
Office in New York City and
at the office of the
Custodian.

            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made. Capitalized terms not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

            2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.



            Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt for the purpose of
withdrawal of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt,
and upon payment of the fee
of the Depositary provided in
this Receipt, and subject to
the terms and conditions of
the Deposit Agreement, the
Company's statuts and the
Deposited Securities, the
Owner hereof is entitled to
the transfer, to an account
in the name of such Owner or
such name as shall be
designated by such Owner
maintained by the Company or
its agent for registration
and transfer of Shares in the
case of Shares in registered
form, or maintained by an
accredited financial
institution in the case of
Shares in bearer form, of the
amount of whole Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of certificates
for Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.

            The Depositary
shall not accept the
surrender of American
Depositary Shares for the
purpose of withdrawal of any
fraction of a Deposited
Security.  If a Receipt
surrendered for the purpose
of withdrawal evidences
American Depositary Shares
representing any fraction of
a Deposited Security, the
Depositary shall effect
delivery, as provided in the
Deposit Agreement, of the
whole number of Deposited
Securities represented
thereby and shall use its
reasonable efforts to sell
the aggregate of fractional
Deposited Securities
resulting from surrenders of
American Depositary Shares
and shall distribute the
proceeds of those sales, net
of the fees of the
Depositary, the expenses of
the sales and any taxes or
governmental charges, to the
persons who surrendered
American Depositary Shares
representing those fractions
of Deposited Securities in
the manner and subject to the
conditions set forth in
Section 4.1 of the Deposit
Agreement.

            3.	REGISTRATION
OF TRANSFERS OF RECEIPTS,
SPLIT-UP AND COMBINATIONS OF
RECEIPTS.



            The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by a duly
authorized attorney, subject
to the terms and conditions
of the Deposit Agreement,
upon any surrender of this
Receipt, properly endorsed or
accompanied by proper
instruments of transfer, and
duly stamped as may be
required by the laws of the
State of New York and of the
United States of America.
This Receipt may be split
into other such Receipts, or
may be combined with other
such Receipts into one
Receipt, evidencing the same
aggregate number of American
Depositary Shares as the
Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of Shares
or the presentor of the
Receipt of a sum sufficient
to reimburse it for any tax
or other governmental charge
and any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable
fees as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this paragraph 3.



            The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, the
registration of transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary, the Company or
any Registrar are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement, the statuts of the
Company or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended except as
permitted in General
Instruction I(A)1 to Form F-6
(as the same may be amended
from time to time) under the
Securities Act, which
currently permits suspension
only in connection with (i)
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the appointed agent for
the Company for the
registration of transfer of
such Shares or the deposit of
Shares in connection with
voting at a shareholders'
meeting, or the payment of
dividends, (ii) the payment
of fees, taxes and similar
charges, and (iii) compliance
with any U.S. or foreign laws
or governmental regulations
relating to the Receipts or
to the withdrawal of the
Deposited Securities. Without
limitation of the foregoing,
the Depositary shall not
knowingly accept for deposit
under the Deposit Agreement
any Shares that would be
required to be registered
under the provisions of the
Securities Act for the public
offer and sale thereof in the
United States unless a
registration statement is in
effect as to such Shares for
such offer and sale.

            The Depositary will
comply with the reasonable
written instructions from the
Company requesting that the
Depositary not accept for
deposit under the Deposit
Agreement any Shares or
rights reasonably identified
in such instructions in order
to facilitate the Company's
compliance with U.S. and
State securities laws or the
laws of The Republic of
France.

            4.	LIABILITY OF
OWNER FOR TAXES.

            If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the Owner
hereof to the Depositary.
The Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
hereby until such payment is
made, and may withhold any
dividends or other
distributions, or may sell
for the account of the Owner
hereof any part or all of the
Deposited Securities
represented by American
Depositary Shares evidenced
hereby, and may apply such
dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner hereof shall remain
liable for any deficiency.

            5.	WARRANTIES OF
DEPOSITORS.



            Every person
depositing Shares hereunder
shall be deemed thereby to
represent and warrant that
such Shares and each
certificate therefor are
validly issued, fully paid,
nonassessable, and free of
any pre-emptive rights of the
holders of outstanding Shares
and that the person making
such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that such
Shares are not, and American
Depositary Shares
representing such Shares
would not be, Restricted
Securities.  Such
representations and
warranties shall survive the
deposit of Shares and
delivery of Receipts.

            6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

            Any person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file with the Depositary
or the Custodian such proof
of citizenship or residence,
exchange control approval,
payment of applicable French
or other taxes or
governmental charges or legal
or beneficial ownership or
such information relating to
the registration of the
Shares on the books of the
Company or the Foreign
Registrar, if applicable, and
to execute such certificates
and to make such
representations and
warranties, as the Depositary
may deem necessary or proper
or the Company may reasonably
require upon written request
to the Depositary.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or
the distribution of any
dividend or sale or
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof
or other information is filed
or such certificates are
executed or such
representations and
warranties are made
pertaining to such Receipt.
No Shares shall be accepted
for deposit unless
accompanied by evidence
satisfactory to the
Depositary that any necessary
approval has been granted by
the governmental body in The
Republic of France, if any,
that is then performing the
function of the regulation of
currency exchange or that has
jurisdiction over foreign
investment.

            7.	CHARGES OF
DEPOSITARY.



            The Company agrees
to pay the fees and
reasonable expenses of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present
detailed statements for such
charges and expenses to the
Company once every three
months.  The charges and
expenses of the Custodian are
for the sole account of the
Depositary.



            The following
charges shall be incurred by
any party depositing Shares
or withdrawing Deposited
Securities or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of
the Deposit Agreement), as
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration
of transfers of Shares
generally on the share
register of the Company or
Foreign Registrar and
applicable under the Deposit
Agreement to transfers of
Shares to or from the name of
the Depositary or its nominee
or the Custodian or its
nominee on the making of
deposits or withdrawals under
the Deposit Agreement, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee of $5.00
or less per 100 American
Depositary Shares (or portion
thereof) for the execution
and delivery of Receipts
pursuant to Section 2.3, 4.3
or 4.4 of the Deposit
Agreement and the surrender
of Receipts pursuant to
Section 2.5 or 6.2 of the
Deposit Agreement, (6) a fee
of $.02 or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
the Deposit Agreement,
including, but not limited to
Sections 4.1 through 4.4 of
the Deposit Agreement, (7) a
fee for the distribution of
securities pursuant to
Section 4.2 of the Deposit
Agreement, such fee being in
an amount equal to the fee
for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this
clause (7) treating all such
securities as if they were
Shares) but which securities
are instead distributed by
the Depositary to Owners and
(8) any other charges that
may become payable after the
date of the Deposit Agreement
by the Depositary, any of the
Depositary's agents,
including the Custodian, or
the agents of the
Depositary's agents in
connection with the servicing
of Shares or other Deposited
Securities as a result of a
change in the rules and
regulations applicable to the
Shares or registration, book-
entry system or settlement
procedures concerning the
Shares (which charge shall be
assessed against Owners as of
the date or dates set by the
Depositary in accordance with
Section 4.6 of the Deposit
Agreement and shall be
collected at the sole
discretion of the Depositary
by billing such Owners for
such charge or by deducing
such charge from one or more
cash dividends or other cash
distributions).




            8.  PRE-RELEASE OF
RECEIPTS.



            Unless requested in
writing by the Company to
cease doing so, the
Depositary may,
notwithstanding Section 2.3
of the Deposit Agreement,
execute and deliver Receipts
prior to the receipt of
Shares pursuant to Section
2.2 of the Deposit Agreement
(a "Pre-Release").  The
Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares
upon the receipt and
cancellation of Receipts that
have been Pre-Released,
whether or not such
cancellation is prior to the
termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-
Release.  Each Pre-Release
will be (a) preceded or
accompanied by a written
representation and agreement
from the person to whom
Receipts are to be delivered
(the "Pre-Releasee"), that
the Pre-Releasee , or its
customer, (i) owns the Shares
or Receipts to be remitted,
as the case may be, (ii)
assigns all beneficial right,
title and interest in such
Shares or Receipts, as the
case may be, to the
Depositary in its capacity as
such and for the benefit of
the Owners, and (iii) will
not take any action with
respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial
ownership (including, without
the consent of the
Depositary, disposing of such
Shares or Receipts, as the
case may be, other than in
satisfaction of such Pre-
Release), (b) at all times
fully collateralized with
cash, U.S. government
securities, or such other
collateral as the Depositary
determines, in good faith,
will provide substantially
similar liquidity and
security, (c) terminable by
the Depositary on no more
than five (5) business days'
notice, and (d) subject to
such further indemnities and
credit regulations as the
Depositary deems appropriate.
The number of shares not
deposited but represented by
the American Depositary
Shares outstanding at any
time as a result of Pre-
Releases will not normally
exceed thirty percent (30%)
of the Shares deposited under
the Deposit Agreement;
provided, however, that the
Depositary reserves the right
to disregard such limit from
time to time as it deems
reasonably appropriate, and
may, with the prior written
consent of the Company,
change such limit for
purposes of general
application.  The Depositary
will also set Dollar limits
with respect to Pre-Release
transactions to be entered
into hereunder with any
particular Pre-Releasee on a
case-by-case basis as the
Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its
obligations to the Owners
under the Deposit Agreement,
the collateral referred to in
clause (b) above shall be
held by the Depositary as
security for the performance
of such Pre-Releasee's
obligations to the Depositary
in connection with a Pre-
Release transaction,
including such Pre-Releasee's
obligation to deliver Shares
or Receipts upon termination
of a Pre-Release transaction
(and shall not, for the
avoidance of doubt,
constitute Deposited
Securities thereunder).

            The Depositary may
retain for its own account
any compensation received by
it in connection with the
foregoing.

            9.  TITLE TO
RECEIPTS.



            It is a condition
of this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt (and to the American
Depositary Shares evidenced
thereby), when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a
negotiable instrument under
the laws of the State of New
York; provided, however, that
the Depositary and the
Company, notwithstanding any
notice to the contrary, may
treat the person in whose
name this Receipt is
registered on the books of
the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither
the Depositary nor the
Company shall have any
obligation or be subject to
any liability under this
Deposit Agreement to any
holder of a Receipt unless
such holder is the Owner
thereof.

            10.  VALIDITY OF
RECEIPT.

            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall
have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual
signature of a duly
authorized officer of the
Registrar.

            11.  REPORTS;
INSPECTION OF TRANSFER BOOKS.

            The Company
currently is subject to the
periodic reporting
requirements of the
Securities Exchange Act of
1934 and, accordingly, files
certain reports with the
Securities and Exchange
Commission (hereinafter
called the "Commission").
Such reports will be
available for inspection and
copying by Owners and
Beneficial Owners at the
public reference facilities
maintained by the Commission
currently located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports, notices and other
communications, including any
proxy soliciting material,
received from the Company
that  are both (a) received
by the Depositary as the
holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports, notices and
other communications when
furnished by the Company
pursuant to the Deposit
Agreement. Any such reports,
notices and other
communications, including any
such proxy solicitation
material furnished to the
Depositary by the Company,
will be furnished in English
to the extent that such
materials are required to be
translated into English
pursuant to any regulations
of the Commission.


            The Depositary
shall keep books for the
registration of Receipts and
transfers of Receipts, which
at all reasonable times shall
be open for inspection by the
Owners of Receipts and the
Company provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts in
the interest of a business or
object other than the
business of the Company or a
matter related to the Deposit
Agreement or the Receipts.

            12.  DIVIDENDS AND
DISTRIBUTIONS.

            Whenever the
Depositary or the Custodian
receives any cash dividend or
other cash distribution on
any Deposited Securities, the
Depositary shall, as promptly
as practicable after its
receipt of such dividend or
distribution, subject to the
terms of the Deposit
Agreement, convert such
dividend or distribution into
Dollars and distribute the
amount thus received (net of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and Section
5.9 of the Deposit Agreement)
to the Owners of Receipts
entitled thereto as of the
record date pursuant to
Section 4.6 of the Deposit
Agreement, in proportion to
the number of American
Depositary Shares held by
them respectively; provided,
however, that in the event
that the Company (or an agent
of the Company) the Custodian
or the Depositary shall be
required to withhold and does
withhold from such cash
dividend or such other cash
distribution in respect of
any Deposited Securities an
amount on account of taxes,
the amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.



            Subject to the
provisions of Sections 4.11
and 5.9 of the Deposit
Agreement, whenever the
Depositary or the Custodian
receives any distribution
other than a distribution
described in Section 4.1, 4.3
or 4.4 of the Deposit
Agreement, the Depositary
shall, as promptly as
practicable, cause the
securities or property
received by the Depositary or
the Custodian to be
distributed to the Owners of
Receipts entitled thereto, as
of the record date pursuant
to Section 4.6 of the Deposit
Agreement in proportion to
the number of American
Depositary Shares held by
them respectively, in any
manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for
any other reason (including,
but not limited to, any
requirement that the Company
or the Depositary withhold an
amount on account of taxes or
other governmental charges or
that such securities must be
registered under the
Securities Act in order to be
distributed to Owners or
Beneficial Owners) the
Depositary deems such
distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public or
private sale of the
securities or property thus
received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Article 7 hereof
and Section 5.9 of the
Deposit Agreement and any
expenses in connection with
such sale) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the
case of a distribution
received in cash pursuant to
Section 4.1 of the Deposit
Agreement.  The Depositary
may withhold any distribution
of securities under Section
4.2 of the Deposit Agreement
if it has not received
reasonably satisfactory
assurances from the Company
that such distribution does
not require registration
under the Securities Act.



            Subject to
applicable United States and
French law, and to the other
terms of the Deposit
Agreement, if the holders of
Shares are granted the option
to receive dividends on such
Shares in the form of cash or
additional Shares, the
Depositary, upon consultation
with and approval of the
Company, may, and at the
request of the Company shall,
as promptly as practicable,
make such option available to
any Owner to whom it
determines the granting of
such option to be lawful and
feasible.  If any
distribution upon any
Deposited Securities consists
of a dividend in, or free
distribution of, Shares, the
Depositary may, and at the
request of the Company shall,
distribute as promptly as
practicable to the Owners of
outstanding Receipts entitled
thereto as of the record date
fixed pursuant to Section 4.6
of the Deposit Agreement, in
proportion to the number of
American Depositary Shares
held by them respectively,
additional Receipts
evidencing an aggregate
number of American Depositary
Shares representing the
amount of Shares received as
such dividend or free
distribution, subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts,
including the withholding of
any tax or other governmental
charge as provided in Section
4.11 of the Deposit Agreement
and the payment of the fees
of the Depositary as provided
in Article 7 hereof and
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary shall
sell the amount of Shares
corresponding to the
aggregate of such fractions
and distribute the net
proceeds, all in the manner
and subject to the conditions
set forth in Section 4.1 of
the Deposit Agreement.  If
additional Receipts are not
so distributed, each American
Depositary Share shall
thenceforth also represent
its proportional share of the
additional Shares distributed
upon the Deposited Securities
represented thereby.  The
Depositary may withhold any
distribution of Receipts
under Section 4.3 of the
Deposit Agreement if it has
not received reasonably
satisfactory assurances from
the Company that such
distribution does not require
registration under the
Securities Act.

            In the event that
the Depositary determines
that any distribution in
property other than
cash(including Shares and
rights to subscribe therefor)
is subject to any tax or
other governmental charge
that the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all
or a portion of such property
(including Shares and rights
to subscribe therefor) in
such amounts and in such
manner as the Depositary
deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the
Owners of Receipts entitled
thereto.



            The Depositary
agrees to use reasonable
efforts to follow the
procedures established, or
that may be established, by
the French Treasury to enable
eligible United States Owners
and Beneficial Owners of
Receipts to qualify for a
reduced withholding tax rate
of 15%, if available at the
time dividends are paid, or
any other reduced withholding
tax rate then available, to
recover any excess French
withholding taxes initially
withheld or deducted with
respect to dividends and
other distributions to such
Owners and Beneficial Owners,
and to receive any payment in
respect of the avoir fiscal
for which such Owners and
Beneficial Owners may be
eligible from the French
Treasury.

            Upon request of any
Owner, the Depositary will
provide to that Owner a copy
of the forms promulgated from
time to time by the French
tax authorities for the
purposes set forth in the
preceding paragraph, together
with any related
instructions.  The Depositary
shall arrange for the filing
as promptly as practicable
with the French tax
authorities of all such forms
completed and returned in
sufficient time so that such
forms may be filed by
December 31 of the year
following the calendar year
in which the related dividend
is paid.  Upon the receipt by
the Depositary or the
Custodian of any resulting
remittance, the Depositary
shall distribute to the Owner
entitled thereto, as soon as
practicable, the proceeds
thereof in Dollars, in
accordance with Sections 4.1
and 4.5 of the Deposit
Agreement.


            13.  CONVERSION OF
FOREIGN CURRENCY.



            Whenever the
Depositary shall receive
foreign currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted as promptly as
practicable, by sale or in
any other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed as promptly as
practicable to the Owners
entitled thereto or, if the
Depositary shall have
distributed any rights,
warrants or other instruments
which entitle the holders
thereof to such Dollars, then
to the holders of such
rights, warrants and/or
instruments upon surrender
thereof for cancellation.
Such distribution or
conversion may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of any expenses
of conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of
the Deposit Agreement.

            If such conversion
or distribution with regard
to one or more Owners can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file, as
promptly as practicable, such
application for approval or
license, if any; provided,
however, that the Depositary
or the Custodian shall be
entitled to rely upon French
local counsel in such
matters, which counsel shall
be instructed to act as
promptly as possible;
provided, further, that the
Company shall not be
obligated to make any such
filing.

            If at any time the Depositary
shall determine that in its judgment any foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis into
Dollars transferable to the United States, or if any approval or license of any government or agency thereof that is required for such conversion is denied or in the reasonable opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may either:

(i)	distribute the
foreign currency
(or an appropriate
document evidencing
the right to
receive such
foreign currency)
received by the
Depositary to, or

(ii)	make the conversion
and distribution in
Dollars to the
extent permissible
to the Owners
entitled thereto
and:

(A)	distribute the
balance of the
foreign
currency
received by
the Depositary
to, or

(B)	hold such
balance
uninvested and
without
liability for
interest
thereon for
the respective
accounts of,

the Owners entitled thereto.


            14.  RIGHTS.

            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary
shall have discretion, after
consultation with the
Company, as to the procedure
to be followed in making such
rights available to any
Owners, including the
distribution of warrants or
other instruments therefor,
or in disposing of such
rights on behalf of any
Owners and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or, for
any other reason, the
Depositary may not either
make such rights available to
any Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines that it
is lawful and feasible to
make such rights available to
all Owners or to certain
Owners but not to other
Owners, the Depositary may,
and at the request of the
Company shall, distribute, to
any Owner to whom it
determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.

            In circumstances in
which rights would otherwise
not be distributed, if an
Owner requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary
will make such rights
available to such Owner upon
written notice from the
Company to the Depositary (as
promptly as practicable after
receipt of such notice) that
(a) the Company has elected
in its sole discretion to
permit such rights to be
exercised and (b) such Owner
has executed such documents
as the Company has determined
in its sole discretion are
reasonably required under
applicable law.



            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners,
then upon instruction from
such an Owner pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights
and purchase the Shares, and
the Company shall cause the
Shares so purchased to be
delivered to the Depositary
on behalf of such Owner.  As
agent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.2 of the Deposit Agreement,
and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and
deliver Receipts to such
Owner; provided, however,
that in the case of a
distribution pursuant to the
preceding paragraph, such
deposit shall be made, and
depositary shares shall be
delivered, under depositary
arrangements that provide for
issuance of depositary
receipts subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under applicable
United States laws.

            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may, and at the
request of the Company shall,
use its reasonable efforts to
sell the rights in proportion
to the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not
lawfully and feasibly make
such rights available, and
allocate the net proceeds of
such sales (net of the fees
of the Depositary as provided
in Section 5.9 of the Deposit
Agreement, any expenses in
connection with such sale and
all taxes and governmental
charges payable in connection
with such rights and subject
to the terms and conditions
of the Deposit Agreement) for
the account of such Owners
otherwise entitled to such
rights, upon an averaged or
other practical basis without
regard to any distinctions
among such Owners because of
exchange restrictions or the
date of delivery of any
Receipt or otherwise.  Such
proceeds shall be distributed
as in the case of a
distribution in cash pursuant
to Section 4.1 of the Deposit
Agreement.



            The Depositary will
not offer rights to Owners
unless both the rights and
the securities to which such
rights relate are either
exempt from or not subject to
registration under the
Securities Act with respect
to a distribution to Owners
or are registered under the
provisions of such Act.  If
an Owner of Receipts requests
distribution of warrants or
other instruments,
notwithstanding that there
has been no such registration
under such Act, the
Depositary shall not effect
such distribution unless it
has received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution
to such Owner is exempt from
or not subject to such
registration requirements, it
being understood that the
Company shall have no
obligation to furnish any
such opinion.

            The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

            15.  RECORD DATES.



            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued with respect
to the Deposited Securities,
or whenever for any reason
the Depositary gives effect
to a change in the number of
Shares that correspond to
each American Depositary
Share, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities other
than Shares, or whenever for
any administrative purpose
the Depositary deems it
necessary or convenient in
respect of any matter to do
so, the Depositary shall fix
a record date (which shall,
to the extent practicable, be
the same as any corresponding
record date fixed by the
Company or, if different,
shall be fixed after
consultation with the
Company) (a) for the
determination of the Owners
of Receipts who shall be (i)
entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof, (ii)
entitled to give instructions
for the exercise of voting
rights at any such meeting or
(iii) responsible for any
charge assessed by the
Depositary pursuant to the
Deposit Agreement, (b) for
fixing the date on or after
which each American
Depositary Share will
represent the changed number
of Shares or (c) to
facilitate the administrative
purpose for which the record
date was set.  Subject to the
provisions of Sections 4.1
through 4.5 of the Deposit
Agreement and to the other
terms and conditions of the
Deposit Agreement, the Owners
on such record date shall be
entitled, as the case may be,
to receive the amount
distributable by the
Depositary with respect to
such dividend or other
distribution or such rights
or the net proceeds of sale
thereof in proportion to the
number of American Depositary
Shares held by them
respectively and to give
voting instructions and to
act in respect of any other
such matter.

            16.  VOTING OF
DEPOSITED SECURITIES.

            Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company (but without
prejudice to the right of
Owners hereunder to receive
information, copies of
reports and notices made
generally available by the
Company to holders of its
Shares of furnished by the
Company to the Depositary for
this purpose), the Depositary
shall, as soon as practicable
thereafter, mail to the
Owners (a) a copy or summary
in English of the notice of
such meeting sent by the
Company to the Depositary
pursuant to Section 5.6 of
the Deposit Agreement, (b) a
statement that the Owners and
holders of Receipts as of the
close of business on a record
date established by the
Depositary pursuant to
Section 4.6 of the Deposit
Agreement will be entitled,
subject to any applicable
provisions of French law, the
statuts of the Company and
the Deposited Securities to
instruct the Depositary as to
the exercise of the voting
rights, if any, pertaining to
the amount of Shares or other
Deposited Securities
represented by such Owner's
American Depositary Shares,
(c) copies or summaries in
English of any materials or
other documents provided by
the Company for the purpose
of enabling such Owner to
give such instructions, (d) a
voting instruction card
prepared by the Depositary
and the Company (a "Voting
Instruction Card") and (e) a
statement as to the manner in
which voting instructions may
be given to the Depositary,
and setting forth the date
established by the Depositary
for the receipt of such
instructions (the "Receipt
Date").  Voting instructions
may be given only in respect
of a number of American
Depositary Shares
representing an integral
number of Shares.


            In addition, a
precondition for exercising
any voting rights with
respect to any holders of
American Depositary Shares
who are not the Owners of the
Receipts evidencing those
American Depositary Shares is
that those holders arrange
for deposit in a blocked
account established for that
purpose of the relevant
number of American Depositary
Shares for a period to
commence on a date to be
fixed by the Depositary after
consultation with the Company
(which date will not be more
than five days prior to the
date of the shareholders
meeting) until the completion
of the meeting (the Blocked
Period).  The Depositary
shall use its reasonable
efforts to implement and
maintain procedures to allow
for blocking of American
Depositary Shares as
contemplated by the preceding
sentence.  Owners exercising
voting rights shall instruct
the Depositary not to
transfer their Receipts, and
the Depositary shall not
transfer those Receipts
during the Blocked Period.

            Upon receipt by the
Depositary of a properly
completed Voting Instruction
Card from an Owner of a
Receipt  on or before the
Receipt Date, the Depositary
shall endeavor, insofar as
practical and permitted under
any applicable provisions of
French law and the statuts of
the Company, to vote or cause
to be voted the amount of
Shares or other deposited
securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with any non-
discretionary instructions
set forth on the Voting
Instruction Card.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities other than in
accordance with such
instructions.  The Depositary
will not knowingly take any
action to impair its ability
to vote or cause to be voted
the number of Shares
necessary to carry out the
instructions of all Owners.
The Depositary will not vote,
or cause to be voted, or
attempt to exercise the right
to vote that attaches to,
Shares represented by
American Depositary Shares in
respect of which the Voting
Instructions Card is
improperly completed or in
respect of which the Voting
Instruction Card is
improperly completed or in
respect of which (and to the
extent) the voting
instructions included in the
Voting Instruction Card are
illegible or unclear.



            The Depositary will
not charge any fees to the
Owners in connection with the
foregoing transactions to
enable any Owner exercise its
voting rights hereunder or
under the Deposit Agreement.

            Notwithstanding
anything in the Deposit
Agreement to the contrary,
the Depositary and the
Company may, upon notice to
all Owners, modify, amend or
adopt additional voting
procedures from time to time
as they determine may be
necessary or appropriate to
comply with French or United
States law or the statuts of
the Company.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

            In circumstances
where the provisions of
Section 4.3 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value,
split-up, consolidation, or
any other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities that shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth also
represent the new Deposited
Securities so received in
exchange or conversion,
unless additional Receipts
are delivered pursuant to the
following sentence.  In any
such case the Depositary may
with the Company's approval,
and shall if the Company
shall so request, execute and
deliver additional Receipts
as in the case of a dividend
in Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

            Immediately upon
the occurrence of any change,
conversion or exchange
covered by Section 4.08 of
the Deposit Agreement in
respect of the Deposited
Securities, the Company shall
notify the Depositary in
writing of such occurrence
and, if such change affects
Owners' holdings of American
Depositary Shares, as soon as
practicable after receipt of
such notice from the Company,
the Depositary shall give
notice thereof to all Owners.



            18.  LIABILITY OF
THE COMPANY AND DEPOSITARY.



            Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or controlling persons (as
defined under the Securities
Act) shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law or regulation of
the United States, The
Republic of France, or any
other country, or of any
governmental or regulatory
authority or stock exchange,
or by reason of any
provision, present or future,
of the statuts of the
Company, or by reason of any
act of God or war or other
circumstances beyond its
control, the Depositary or
the Company or any of their
respective directors,
employees, agents or
controlling persons (as
defined under the Securities
Act) shall be prevented or
forbidden from, or delayed in
or be subject to any civil or
criminal penalty on account
of doing or performing any
act or thing that by the
terms of the Deposit
Agreement it is provided
shall be done or performed;
nor shall the Depositary nor
the Company nor any of their
respective directors,
employees, agents or
controlling persons (as
defined under the Securities
Act) incur any liability to
any Owner or Beneficial Owner
of any Receipt by reason of
any non-performance or delay,
caused as aforesaid, in the
performance of any act or
thing that by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement or the statuts of
the Company.  Where, by the
terms of a distribution
pursuant to Sections 4.1,
4.2, or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, or for any other
reason, such distribution or
offering may not be made
available to Owners and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall not
make such distribution or
offering, and shall allow any
rights, if applicable, to
lapse.  Neither the Company
nor the Depositary nor any of
their respective directors,
employees, agents or
controlling persons (as
defined under the Securities
Act) assumes any obligation
or shall be subject to any
liability under the Deposit
Agreement to Owners or
Beneficial Owners of
Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit
Agreement without negligence
or bad faith.  The Depositary
shall not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.
Neither the Depositary nor
the Company nor any of their
respective directors,
employees, agents or
controlling persons (as
defined under the Securities
Act) shall be under any
obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts on
behalf of any Owner,
Beneficial Owner or other
person, and the Custodian
shall not be under any
obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or controlling persons (as
defined under the Securities
Act) shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Beneficial Owner of a
Receipt, or any other person,
in each case provided such
person is believed by it in
good faith to be competent to
give such advice or
information.  Each of the
Depositary, the Company and
their respective directors,
employees, agents and
controlling persons (as
defined under the Securities
Act) may rely and shall be
protected in acting upon any
written notice, request,
direction or other document
believed by such person in
good faith to be genuine and
to have been signed or
presented by the proper party
or parties.



            The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary whether
in connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises the
Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Depositary shall not be
responsible for any failure
to carry out any instructions
to vote any of the Deposited
Securities, or for the manner
in which any such vote is
cast or the effect of any
such vote, provided that any
such action or omission to
act is in good faith.  No
disclaimer of liability under
the Securities Act is
intended by any provision of
the Deposit Agreement.

            19.  RESIGNATION
AND REMOVAL OF THE
DEPOSITARY.

            The Depositary may
at any time resign as
Depositary hereunder by
written notice of its
election so to do delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary by the
Company and its acceptance of
such appointment as provided
in the Deposit Agreement.
The Depositary may at any
time be removed by the
Company by 120 days' prior
written notice of such
removal, to become effective
upon the later of (i) the
120th day after delivery of
the notice to the Depositary
or (ii) appointment of a
successor depositary and its
acceptance of such
appointment as  provided in
the Deposit Agreement.
Whenever the Depositary in
its discretion determines
that it is in the best
interest of the Owners of
Receipts to do so, it may,
after consultation with the
Company to the extent
practicable, appoint a
substitute or additional
custodian or custodians, each
of which shall be an
accredited financial
intermediary acting through a
specified office located in
The Republic of France.

            20.  AMENDMENT.



            The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be amended by agreement
between the Company and the
Depositary without the
consent of the Owners in any
respect that they may deem
necessary or desirable.  Any
amendment that shall impose
or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such
expenses), or that shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as to outstanding Receipts
until the expiration of
30 days after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
corresponding thereto except
in order to comply with
mandatory provisions of
applicable law.

            21.  TERMINATION OF
DEPOSIT AGREEMENT.



            The Depositary
shall at any time at the
direction of the Company
terminate the Deposit
Agreement by mailing notice
of such termination to the
Owners of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
such termination to be
effective on a date specified
in such notice not less than
30 days after the date
thereof, if at any time 60
days shall have expired after
the Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the
Owner of a Receipt, upon (a)
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment
of the fee of the Depositary
for the surrender of Receipts
referred to in Section 2.5 of
the Deposit Agreement, and
(c) payment of any applicable
taxes or governmental
charges, will be entitled to
delivery, to him or upon his
order, of the amount of
Deposited Securities
represented by the American
Depositary Shares evidenced
by such Receipt.  If any
Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend
the distribution of dividends
to the Owners thereof, and
shall not give any further
notices or perform any
further acts under the
Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights
as provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other distribu-
tions received with respect
thereto and the net proceeds
of the sale of any rights or
other property, in exchange
for Receipts surrendered to
the Depositary (after
deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental
charges).  At any time after
the expiration of one year
from the date of termination,
the Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may thereafter
hold uninvested the net
proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts that have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges) and
except as provided in Section
5.8 of the Deposit Agreement.
Upon the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary under Sections 5.8
and 5.9 of the Deposit
Agreement.

            22.	DISCLOSURE OF
INTEREST.

            Notwithstanding any
other provisions of the
Deposit Agreement, each Owner
and Beneficial Owner agrees
to comply with the Company's
statuts, as they may be
amended from time to time,
and the laws of The Republic
of France, if applicable,
with respect to the
disclosure requirements
regarding ownership of
Shares, all as if American
Depositary Shares were, for
this purpose, the number of
Shares represented thereby.



            In order to
facilitate compliance with
those notification
requirements, an Owner or
Beneficial Owner of Receipts
may deliver any notification
to the Depositary with
respect to a number of Shares
represented by American
Depositary Shares evidenced
by such Receipts, and the
Depositary shall, as soon as
practicable, forward such
notification to the Company
and, if applicable Euronext
Paris S.A., or any other
authorities in The Republic
of France that the Owner or
Beneficial Owner is obligated
to notify.

            23.	SUBMISSION TO
JURISDICTION.

            In the Deposit
Agreement, the Company has
(i)   appointed CT
Corporation System, 111
Eighth Avenue, New York, New
York 10011, as the Company's
authorized agent upon which
process may be served in any
suit or proceeding arising
out of or relating to the
Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, (ii) consented and
submitted to the jurisdiction
of any state or federal court
in the State of New York in
which any such suit or
proceeding may be instituted,
and (iii) agreed that service
of process upon said
authorized agent shall be
deemed in every respect
effective service of process
upon the Company in any such
suit or proceeding.









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	A-26


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